SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 30, 2004

MESA AIR GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	000-15495 (Commission File Number)	85-0302351 (I.R.S. Employer Identification No.)

410 North 44th Street, Suite 700
Phoenix, Arizona, 85008
(602) 685-4000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

ITEM 5. OTHER EVENTS

     On April 30, 2004, Mesa Air Group, Inc. issued a press release relating to its financial results for the second quarter ended March 31, 2004 and describing a restatement of certain financial information.

     The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

ITEM 7. EXHIBITS

99.1	Press Release dated April 30, 2004.

SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MESA AIR GROUP, INC.

By:	/S/ GEORGE MURNANE III

Name: GEORGE MURNANE III
Title: Executive Vice President and CFO

Dated:  April 30, 2004

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release dated April 30, 2004